Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 2, 2018 (this “Amendment”), to the Master Transfer Agreement, dated as of November 3, 2017 (the “Master Transfer Agreement”), between SONORAN AUTO RECEIVABLES TRUST 2017-1, a Delaware statutory trust (the “Trust”) and CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company (the “Transferor”).

W I T N E S S E T H:

WHEREAS, the Trust and the Transferor are parties to the Master Transfer Agreement pursuant to which the Transferor has agreed to sell, and the Trust has agreed to purchase, receivables that are in turn pledged by the Trust pursuant to that certain Loan and Security Agreement, dated as of November 3, 2017, between the Trust, the Transferor, Carvana, LLC, as trust administrator, Ally Bank, as the administrative agent and lender and the lenders party thereto from time to time (the “Loan and Security Agreement”); and

WHEREAS, the parties wish to amend the Master Transfer Agreement to specify a limit on the purchase obligation of the Trust.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

1.1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Master Transfer Agreement, and if not defined therein, in the Loan and Security Agreement.

SECTION 2. AMENDMENT

2.1. Amendment to Section 2.1(b). Section 2.1(b) of the Master Transfer Agreement is hereby amended by deleting the proviso thereof in its entirety and replacing it with the following:

“provided that (i) prior to November 2, 2018, in no event shall the Trust be obligated to purchase from Transferor hereunder Receivables with a principal amount exceeding an aggregate principal balance as of each Receivable’s applicable Closing Date of $357,142,857.14 plus the aggregate principal balance (as of each Receivable’s applicable resold Closing Date) of all Receivables previously sold to the Trust, repurchased, remediated, and resold to the Trust and (ii) on and after November 2, 2018, in no event shall the Trust be obligated to purchase additional Receivables from Transferor hereunder if, after giving effect to such additional purchase, the aggregate principal balance as of the applicable Closing Date of all Receivables purchased from Transferor on or after November 2, 2018 would exceed $1,363,636,363.64 plus the aggregate principal balance (as of each Receivable’s applicable resold Closing Date) of all Receivables previously sold to the Trust, repurchased, remediated, and resold to the Trust; provided further that the Trust shall have the right to terminate its agreement to purchase each such Receivables Pool described in Section 3.1(e) by providing ninety (90) days’ prior written notice of its intent to terminate to the Transferor.”

SECTION 3. MISCELLANEOUS

3.1. Effectiveness. This Amendment shall become effective as the date first written above (the “Effective Date”).

3.2. Representations and Warranties. Each of the Trust and the Transferor represents and warrants to the Initial Certificateholder that:

(a) the representations and warranties set forth in the Master Transfer Agreement and in the other Transaction Documents are true and correct in all material respects as of the date of this

Amendment (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Master Transfer Agreement or such other Transaction Document; and

(b) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of each of the Trust and the Transferor and have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of each of the Trust and the Transferor, enforceable against each of the Trust and the Transferor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the right s of creditors generally and general principles of equity; and

(c) as of the Effective Date and after giving effect to this Amendment, no Termination Event has occurred and is continuing.

3.3. Continuing Effect of the Master Transfer Agreement. Except as specifically amended and modified above, the Master Transfer Agreement is and shall continue to be in full force and effect and is here by in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of party hereto under the Master Transfer Agreement, nor constitute a waiver of any provision of the Master Transfer Agreement.

3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Trust and the Transferor and their respective successors and permitted assigns.

3.5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties here to in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be in valid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

3.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

3.7. Concerning the Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein of the Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in this Amendment and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or any other Transaction Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

CARVANA AUTO RECEIVABLES 2016-1
LLC, as Transferor
By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	General Counsel and Vice President

SONORAN AUTO RECEIVABLES TRUST
2017-1, as Trust

By:	WILMINGTON TRUST,
NATIONAL ASSOCIATION,
not in its individual capacity but solely as
Owner Trustee

By:	/s/ Nancy E. Hagner
Name:	Nancy E. Hagner
Title:	Assistant Vice President

[Signature page to First Amendment to Master Transfer Agreement]